UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Stockholders of American Airlines Group Inc. (the “Company”), held on June 11, 2025, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). Fractional shares have been rounded to the nearest whole number.
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Adriane M. Brown	275,055,709	4,853,924	1,107,797	165,376,720
John T. Cahill	274,798,389	5,271,533	947,507	165,376,720
Kathryn Farmer	276,484,748	3,559,535	973,146	165,376,720
Matthew J. Hart	275,199,038	4,848,915	969,476	165,376,720
Robert D. Isom	276,337,344	3,718,741	961,344	165,376,720
Susan D. Kronick	275,324,624	4,574,887	1,117,918	165,376,720
Martin H. Nesbitt	274,721,416	5,324,070	971,943	165,376,720
Denise M. O’Leary	273,632,833	6,272,739	1,111,858	165,376,720
Vicente Reynal	275,451,068	4,564,776	1,001,586	165,376,720
Gregory D. Smith	275,990,592	4,058,535	968,302	165,376,720
Douglas M. Steenland	274,258,722	5,793,677	965,030	165,376,720
Howard Ungerleider	275,677,020	4,357,394	983,015	165,376,720
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
437,313,710	7,183,948	1,896,492

Proposal 3: Advisory Vote to Approve Executive Compensation.
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
270,362,727	9,362,771	1,291,932	165,376,720
Proposal 4: Approve Amendment No. 1 to the Company’s Tax Benefit Preservation Plan.
The stockholders approved Amendment No. 1 to the Company’s Tax Benefit Preservation Plan, which was filed as Exhibit 4.155 to the Company’s annual report on Form 10-K for the year ended December 31, 2024.

For	Against	Abstain	Broker Non-Votes
274,390,398	5,365,978	1,261,054	165,376,720

Proposal 5: Advisory Vote on Stockholder Proposal to End the Company’s Participation in the Human Rights Campaign’s Corporate Equality Index.
The stockholders did not approve a stockholder proposal that the Company’s Board of Directors consider ending the Company’s participation in the Human Rights Campaign’s Corporate Equality Index.

For	Against	Abstain	Broker Non-Votes
5,865,610	273,034,168	2,117,652	165,376,720

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 11, 2025	By:	/s/ Michelle A. Earley
Michelle A. Earley
Corporate Secretary